UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  June 10, 2014

APEX 10 INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-54965	46-2825884
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

2251 North Rampart Blvd, #182
Las Vegas, NV 89128
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(702) 334-4424
 (ISSUER TELEPHONE NUMBER)

460 Brannan Street, Suite 78064
San Francisco, CA 94107
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Attached to this 8-K/A is the exhibit 16.1 dated June 10, 2014, containing our former auditor’s consent letter addressed to the Office of Chief Accountant of the U.S. Securities and Exchange Commission that was not filed within the previous filing.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Dismissal of Independent Registered Public Accounting Firm.

On June 10, 2014, the board of directors (the "Board") of APEX 10 Inc. (the “Company”) dismissed Kenne Ruan, CPA, P.C. (“KR”) as the independent registered public accounting firm for the Company effective immediately.

Other than an explanatory paragraph included in audit report of KR for the Company's fiscal year ended December 31, 2013, relating to the uncertainty of the Company's ability to continue as a going concern, the audit report of KRon the Company's financial statements for the fiscal year ended December 31, 2013, and through June 12, 2014, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's 2013 fiscal year and through the date of this Current Report on Form 8-K, (1) there were no disagreements with KRon any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KR, would have caused KR to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

On June 10, 2014, upon approval of the Company’s Board of Directors, the Company engaged Anton & Chia LLP (“A&C”), as the Company's independent accountant to audit the Company’s financial statements and to perform reviews of interim financial statements. During the fiscal year ended December 31, 2013, through June 10, 2014, neither the Company nor anyone acting on its behalf consulted with A&Cregarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by A&Con the Company's financial statements; or (ii) any matter that was either the subject of a disagreement with KR or a reportable event with respect to KR; (iii) the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that A&C concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or (iv) Any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits
Exhibit Number	Description
16	Letter from Kenne Ruan CPA, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APEX 10 INC.

By:	/s/ Dan Knoller
Dan Knoller
Chairman of the Board,
President, Chief Executive Officer, Chief Financial Officer, Secretary
(Principal Executive Officer, Principal Financial Officer)

Date:	June 11, 2014